Exhibit 99.3

360 ENERGY ENGINEERS, LLC

LAWRENCE, KANSAS

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

AND

INDEPENDENT AUDITORS’ REPORT

A Professional Association • Certified Public Accountant

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

TABLE OF CONTENTS

Page
Independent Auditors’ Report on Financial Statements	1

Balance Sheet	2

Statement of Income and Retained Earnings	3

Statement Cash Flow	4

Notes to Financial Statements	5 - 9

To the Partners of

360 Energy Engineers LLC

INDEPENDENT AUDITORS’ REPORT ON FINANCIAL STATEMENTS

We have audited the accompanying financial statements of 360 Energy Engineers, LLC, which comprise the balance sheet as of December 31, 2013, and the related statements of income and retained earnings and cash flows for the years then ended, and the related notes to the financial statements. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 360 Energy Engineers, LLC as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Kohart Accounting, PA

Kohart Accounting, PA
A Professional Association

May 9, 2014

901 Kentucky • Suite 301 • Lawrence, Kansas 66044 • Phone: 785.856.2882 • Fax: 785.856.2284 • www.kohartaccounting.com

360 ENERGY ENGINEERS, LLC

BALANCE SHEET

As of December 31, 2013

ASSETS

Current Assets
Cash	$794,097
Accounts receivable
Due on contracts, including retainage	597,449
Costs and estimated earnings in excess of billings on uncompleted contracts	—
Prepaid expenses and deposits	8,697
Marketable securities	590,823
Total current assets	1,991,066

Property, Plant and Equipment
Property, plant, and equipment	68,268
Less accumulated depreciation	(13,913)
Total property, plant and equipment	54,355

Total Assets	$2,045,421

LIABILITIES AND SHAREHOLDER’S EQUITY

Current Liabilities
Accounts payable	$311,143
Billings in excess of costs and estimated earnings on uncompleted contracts	217,947
Accrued payroll, withholding and payroll taxes	25,957
Total current liabilities	555,047

Shareholder’s Equity
Paid in capital	50,867
Accumulated other comprehensive income	(9,101)
Retained earnings	1,448,608
Total shareholder’s equity	1,490,374

Total liabilities and shareholder’s equity	$2,045,421

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF INCOME AND RETAINED EARNINGS

For the year ended December 31, 2013

Earned revenues	$7,360,056
Costs of earned revenues	4,795,311

Gross margin	2,564,745

Selling, General, and Administrative Expenses	1,380,390

Earnings from operations	1,184,355

Other income (expense)
Interest income	362
Dividend and capital gain income	2,668
Grant income	8,354
Penalties and fines	—
Investment fees	(6,362)
Total other income	5,022

Net Income	1,189,377

Other comprehensive income (loss)
Unrealized loss on available-for-sales securities	(5,267)

Total Comprehensive Income	1,184,110

Shareholder’s Equity, January 1	1,143,453

Dividends Paid	(888,057)

Shareholder’s Equity, December 31	1,439,506

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

STATEMENT OF CASH FLOW

For the year ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Total comprehensive income	$1,184,110
Adjustments to reconcile net income to net cash provided by operations:
Depreciation	8,404
Unrealized loss(gain)	5,267
(Increase) decrease in current assets
Accounts receivable - Contracts, including retainage	(442,943)
Costs and estimated earnings in excess of billings on uncompleted contracts	56,118
Prepaid expenses	(7,319)
Increase (decrease) in current liabilities
Accounts payable	279,761
Billings in excess of costs and estimated earnings on uncompleted contracts	217,947
Accrued payroll, withholding, and payroll taxes	4,100
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	1,305,445

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of marketable securities	(95,000)
Reinvestment of investment income, net of fees	3,694
Purchase of property, plant and equipment	(50,126)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(141,432)

CASH FLOWS FROM FINANCING ACTIVITIES
Additional Paid in Capital	—
Dividends paid	(888,057)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(888,057)

NET INCREASE (DECREASE) IN CASH	275,956

CASH AT BEGINNING OF PERIOD	518,141

CASH AT END OF PERIOD	$794,097

The accompanying notes are an integral part of these statements.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Company Activities and Operating Cycle — The Company is engaged in the energy services industry. A majority of its contracts are fixed-price type contracts that are completed within a year, although some may extend over one or more years.

Cash and Cash Equivalents — For the purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Revenue Recognition — The Company’s revenue is derived primarily form providing engineering services under fixed-fee arrangements. The revenue is recognized on the percentage-of-completion method, measured by the proportion of costs incurred to date to estimated total costs for each job. This method is used because management considers costs incurred to be the best available measure of progress on jobs in process.

The costs of jobs in process include all direct material and labor costs and those indirect costs related to job performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted jobs are made in the period in which the revisions are determined. The costs of jobs in process are charged to earnings on the percentage-of-completion method used to recognize revenues.

The asset “Costs and estimated earnings in excess of billings on uncompleted contracts,” represent revenues recognized in excess of amounts billed. The liability “Billings in excess of costs and estimated earnings on uncompleted contracts,” represent billings in excess of revenues recognized.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during that reporting period. Actual results could differ from those estimates.

S Corporation — Income Tax Status — The Company is organized as a Limited Liability Company in the State of Kansas, with the consent of its members, the Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporate income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Advertising — The Company expense advertising production costs as they are incurred and advertising communication costs the first time the advertising takes place.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies (continued)

Trade Accounts Receivable — Trade accounts receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that accounts receivable is fully collectible; accordingly, no allowance for doubtful accounts is required.

Investments — The Company classifies its marketable securities as “available for sale.” Securities classified as “available for sale” are carried in the financial statements at fair value. Realized gains and losses, determined using the first-in, first-out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.

Fair value measurements - The Company has adopted the provisions of FASB ASC 320-10. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining the fair value, the Company uses Level 1 valuation as defined in FASB ASC 320-10. Level 1 valuations are based on quoted prices in active markets for identical assets or liabilities that the Association has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Note 2 — Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of temporarily cash investments, accounts receivable due on contracts and costs and estimated earnings in excess of billings on uncompleted contracts. The company places its temporary cash investments with a financial institution; however for the year ended December 31, 2013, the Company had not limited its credit exposure with this financial institution for temporary cash investments in excess of FDIC depository insurance and repurchase agreements from the financial institution secured by securities guaranteed by the United States of America. The Company’s credit exposure for the year ended December 31, 2013 was $1,251,209.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 2 — Concentration of Credit Risk (continued)

The Company’s customers are mainly located within an approximate radius of 500 miles of Lawrence, Kansas. The Company is exposed to a regional concentration of credit risk in accounts receivable due on contracts in the amount of $597,449 as of December 31, 2013, and costs and estimated earnings in excess of billings in uncompleted contracts in the amount of $0 as of December 31, 2013.

Note 3 — Trade Accounts Receivable

Amounts due on contracts as of December 31, 2013, were as follows:

Completed contracts	$35,984
Progress billing on uncompleted contracts	561,465
Retainage

$597,449

Note 4 — Investments

Available-for-sale securities are carried in the financial statement at fair value. Net unrealized holding losses on available-for-sale securities in the amount of $91,01 for the year ended December 31, 2013, have been included in accumulated other comprehensive income.

The Company’s investment in marketable equity securities consists primarily of investment in open/closed end mutual funds. The unrealized losses does not impend on the Company’s evaluation of the fair value assessment to be other-than-temporary and the Company’s intent and ability to hold these investment for a reasonable period of time sufficient for a forecasted recovery of fair value at December 31, 2013.

Note 5 — Contracts in Progress

Information relative to contracts in progress as of December 31, 2013 is as follows:

Expenditures on uncompleted contracts	$1,527,760
Estimated net earnings	350,991
1,878,751
Less billings to date	(2,096,698)

Billings over (under) costs and estimated earnings	$(217,947)

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 5 — Contracts in Progress (continued)

Included in accompanying financial statements in:

Cost and estimated earnings in excess of billings on uncompleted contracts	$—
Billings in excess of costs and estimated earnings on uncompleted contracts	217,947

$(217,947)

Note 6 — Property, Plant and Equipment

Construction equipment, vehicles and office equipment are recorded at cost and are depreciated over their estimated useful lives on the straight-line method. Lives vary from 5 to 7 years for equipment and vehicles. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to expense as incurred, significant renewals and betterments are capitalized. The depreciation expense for the years ended December 31, 2013 was $8,404.

Property, plant and equipment consisted of the following at December 31, 2013:

Office Equipment	$38,268
Vehicles	30,000
Accumulated Depreciation	(13,913)

$54,355

Note 7 — Paid-in Capital

Prior to January 1, 2001, the Company accounted for capital as a partnership. Effective January 1, 2001, the capital amount was reclassified as paid-in capital in order to be consistent with the Company’s current treatment as a subchapter S corporation.

Note 8 — Profit Sharing Plan

The Company provides a 401(k) retirement plan for its employees. At the option of the Company, it may contribute a discretionary percentage to the plan following year-end.

360 ENERGY ENGINEERS, LLC

Lawrence, Kansas

NOTES TO FINANCIAL STATEMENTS

Note 9 — Operating Leases

On April 15, 2011, the Company entered into a two-year lease, to operate at 2029 Becker Drive, Suite 206 in Lawrence, Kansas, commencing June 1, 2011, and continuing through May 31, 2013. The lease was extended for 1 year with an expiration date of May 31, 2014. Rent expense under the lease agreement for the year ended December 31, 2013 totaled $17,112.

On March 11, 2013, the Company entered into a five-year lease to operate at 8871 Ridgeline Blvd, Suite 260 in Denver, Colorado, commencing April 1, 2013, and continuing through March 31, 2016. Rent expense under the lease agreements for the year ended December 31, 2013 totaled $16,615.

Future minimum payments are as follows:

	Lawrence	Denver

2014	$7,130	$18,881
2015		19,888
2016		5,035

	$7,l30	$43,804

Note 8 — Guarantee of Contract Performance

No more than 18 months following the completion of each project, the Company shall provide the customer a savings report identifying the Actual Energy Savings achieved during a period of 12 consecutive months during the period following the completion.

In the event that the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee, the Company shall reimburse the customer for the full amount of the difference between the Actual Energy Savings and the Energy Savings Guarantee, as described in the specific contract. Based on the information gathered as part of it monitoring of risks, the Company believes there is only a remote possibility the Actual Energy Savings falls short of the specific contract’s Energy Savings Guarantee and the Company will be required to perform under the guarantee.

Note 10 — Subsequent Events

Subsequent events were evaluated through May 9, 2014, which is the date of financial statements were available to be issued.

Note 11 — Risk Management

The Company is exposed to various risks of loss related to limited torts; theft of, damage to and destruction of assets; errors and omissions and natural disasters for which the Company carries commercial insurance. There have been no significant reductions in coverage from the prior year and settlements have not exceeded coverage.